UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 28, 2008
Date of Report (date of earliest event reported)
NATIONAL DENTEX CORPORATION
(Exact name of registrant as specified in its charter)
Commission file number 000-23092

MASSACHUSETTS	04-2762050
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

2 Vision Drive
Natick, MA	01760
(Address of Principal Executive Offices)	(Zip Code)
(508) 907-7800
(Registrant’s Telephone No., including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Ex-10.1 Form of Amended and Restated Change of Control Severance Agreement
Ex-10.2 Form of Change of Control Severance Agreement
Ex-10.3 First Amendment to Employment Agreement (David L. Brown)
Ex-10.3 First Amendment to Employment Agreement (Richard F. Becker, Jr.)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amended and Restated Change of Control Severance Agreements; Form of Change of Control Severance Agreements
     On July 28, 2008, the Company entered into amended and restated change of control severance agreements (“Amended Change of Control Severance Agreements”) with the following named executive officers: David L. Brown, President and Chief Executive Officer, Richard F. Becker, Jr., Executive Vice President, Treasurer, and Arthur B Champagne, Senior Vice President. The Amended Change of Control Severance Agreements amend and restate their original change of control severance agreements, which were previously filed with the Securities and Exchange Commission, to conform the defined terms “change of control” and “good reason” and the timing of certain payments for “specified employees” to the final regulations under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). Section 409A of the Code covers a wide range of nonqualified deferred compensation plans and arrangements and imposes a number of restrictions on such plans and arrangements for participants that are necessary to avoid premature taxation and additional tax penalties, which could be imposed upon service providers. No other material amendments were made to the original change of control severance agreements.
     In addition, on July 28, 2008, the Company entered into Change of Control Severance Agreements with the following named executive officers, each of whom did not previously have such an agreement with the Company: Wayne Coll, Vice President and Chief Financial Officer, and John F. Green, Executive Vice President, Laboratory Operations (“Change of Control Severance Agreements”). Under the terms of the Change of Control Severance Agreements, if the Company terminates the executive without “cause” or the executive terminates employment for “good reason”, within twenty four months of a “change of control”, each as defined in his Change of Control Severance Agreement, the executive will be entitled to receive a lump sum payment in an amount equal to two (2) times the executive’s then base salary plus two (2) times the executive’s average bonus over the last two (2) fiscal years. In addition, the executive will be entitled to receive certain health and welfare benefits for the two (2) years following the date of termination.
     The foregoing descriptions of the Amended Change of Control Severance Agreements and the Change of Control Severance Agreements are not complete and are qualified in their entirety by reference to the Form of Amended and Restated Change of Control Severance Agreement and Form of Change of Control Severance Agreement, copies of which are filed herewith as Exhibits 10.1 and 10.2 respectively, and are incorporated herein by reference.
Amendments to Brown and Becker Employment Agreements
     In addition to the changes set forth in the Amended Change of Control Severance Agreements described above, the Company and David L. Brown and Richard F. Becker, Jr. entered into an amendment to their respective employment agreements (the “Amendments”). The Amendments alter these executive officers’ employment agreements to conform certain defined terms, “good reason” and ”disability”, and the timing of certain payments for “specified employees”, to the final regulations under Section 409A of the Code. No other material amendments were made to their employment agreements.
     The foregoing descriptions of the Amendments are not complete and are qualified in their entirety by reference to the respective executive officers’ Amendment, copies of which are filed herewith as Exhibits 10.3 and 10.4, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being filed herewith:
10.1	Form of Amended and Restated Change of Control Severance Agreement

10.2	Form of Change of Control Severance Agreement

10.3	First Amendment to Employment Agreement by and between the Company and David L. Brown dated July 28, 2008

10.4	First Amendment to Employment Agreement by and between the Company and Richard F. Becker, Jr. dated July 28, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL DENTEX CORPORATION (Registrant)

August 1, 2008
	By:	/s/ Richard F. Becker, Jr.
Richard F. Becker, Jr.
Executive Vice President and Treasurer

Exhibit Index
10.1	Form of Amended and Restated Change of Control Severance Agreement

10.2	Form of Change of Control Severance Agreement

10.3	First Amendment to Employment Agreement by and between the Company and David L. Brown dated July 28, 2008

10.4	First Amendment to Employment Agreement by and between the Company and Richard F. Becker, Jr. dated July 28, 2008

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